SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                      FORM 8-K/A

                                  AMENDMENT NO. 1 to

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date  of Report (Date  of earliest  event reported):  January 13,
          1994



                             CENTRAL MAINE POWER COMPANY
                (Exact name of registrant as specified in its charter)




                   Maine 1-5139    01-0042740
          (State of Incorporation) (Commission    (IRS Employer
                    File Number)   Identification Number)




                          Edison Drive, Augusta, Maine 04336
                 (Address of principal executive offices) (zip code)



 Registrant's  telephone  number,  including  area  code:    (207) 623-3521

               The Company's Current Report on Form 8-K dated January 13, 1994 is hereby amended as follows:

               1. Item 4, "Changes in Registrant's Certifying Accountant" is amended to read as follows:

          "Item 4.  Changes in Registrant's Certifying Accountant.

          On January 19, 1994, on recommendation of the Company's Audit Committee, which had requested proposals from major accounting firms consistent with its policy of periodically reviewing accounting services, the Board of Directors of the Company engaged Coopers & Lybrand as the Company's principal accountant to audit the Company's 1994 financial statements.

          During 1991, the Company was investigating a possible change in the accounting treatment associated with deferred investment tax credits. After discussion with the predecessor auditors, Arthur Andersen & Co., who disagreed with the proposed accounting, and with the Office of the Chief Accountant of the Securities and Exchange Commission, the Company abandoned any plans to make such a proposed change.

          In compliance with Item 304(a)(3) of Regulation S-K, a letter from Arthur Andersen & Co., the Company's predecessor auditors, is filed as an exhibit hereto. Arthur Andersen & Co. is currently in the process of auditing the Company's 1993 financial statements, but was not engaged to audit the Company's 1994 financial statements. The reports of Arthur Andersen & Co. on the Company's financial statements for the fiscal years ended December 31, 1991 and 1992 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with the 1991 disagreement between the Company and Arthur Andersen & Co. referred to in the second paragraph of this Item (which was resolved as set forth therein), the subject matter of the disagreement was discussed with the Audit Committee of the Company by Arthur Andersen & Co. The Company has
          authorized Arthur Andersen & Co. to respond fully to any inquiries by Coopers & Lybrand concerning the subject matter of such disagreement."

          During such period neither the Company nor anyone on its behalf consulted Coopers & Lybrand regarding any matter described in
          Item 304(a)(2) of Regulation S-K.

               2.  The following item is hereby added:

          "Item 7.   Financial Statements, Pro  Forma Financial Information
          and Exhibits.

               (16) Letter re Change in Certifying Accountant

                    16.1 Letter from Arthur Andersen & Co. dated
                         February 3, 1994."


               3.   The  phrase  "Item  6  through  8.    Not  applicable."
          appearing immediately before the section entitled "Signature" is hereby amended to read "Item 6 and Item 8. Not applicable."

                                      SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CENTRAL MAINE POWER COMPANY




                                        By
                                                David E. Marsh
                                        Senior Vice President, Finance,
                                         and Chief Financial Officer


          Dated:  February 3, 1994